SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 22, 1999


                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851


                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765


                            Telephone: (203) 846-2274


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ITEM 5.  OTHER EVENTS.

The Registrant announced on September 21, 1999 that Ms. E. T. Prial resigned as Director of Trudy Corporation effective September 15, 1999. On September 10, 1999, Mr. William Carney resigned as Vice President, Chief Financial Officer and Secretary to pursue a position with a new employer. Richard Saltz was named interim Chief Financial Officer and Secretary on September 15, 1999. See attached Exhibit 1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRUDY CORPORATION

Date: September 22, 1999                    By /s/ WILLIAM W. BURNHAM
                                            -----------------------------
                                            William W, Burnham, President



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